EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002



In connection with the Quarterly Report of Chandler (U.S.A.), Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),
W. Brent LaGere, as Chief Executive Officer of the Company, and Mark C. Hart, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes - Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                               /s/ W. Brent LaGere
                                               -------------------------------
                                               W. Brent LaGere
                                               Chief Executive Officer
                                               August 9, 2002



                                               /s/ Mark C. Hart
                                               -------------------------------
                                               Mark C. Hart
                                               Chief Financial Officer
                                               August 9, 2002